SUPPLEMENT TO THE CLASS A AND CASS C PROSPECTUS
OF WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Wells Fargo Intermediate Tax/AMT-Free Fund
(the “Fund”)

Effective immediately, the Fund’s Class A Sales Charge Schedule table in the section entitled “Share Class Features - Class A Shares Sales Charges” is hereby replaced with the following:

Class A Sales Charge Schedule for the Intermediate Tax/AMT-Free Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid To Intermediary As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.25%
$250,000 but less than $500,000	1.00%	1.01%	0.75%
$500,000 and over	0.00%[1]	0.00%	0.50%[2]
1.	If you redeem Class A shares purchased at or above the $500,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.50% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above $500,000 breakpoint level includes an advance of the first year’s shareholder servicing fee.

November 7, 2019	MIR119/P1101SP